Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	Three months ended September 30,		Nine months ended September 30,
	2007	2006	2007	2006
	(unaudited; in millions, except per unit amounts)

Operating revenue	$1,710.9	$1,532.3	$5,162.3	$4,845.6

Operating expenses
Cost of natural gas	1,430.8	1,265.9	4,390.7	4,099.2
Operating and administrative	103.8	95.1	306.6	256.3
Power	29.7	27.8	87.1	78.3
Depreciation and amortization	45.0	34.8	121.3	101.5
	1,609.3	1,423.6	4,905.7	4,535.3
Operating income	101.6	108.7	256.6	310.3
Interest expense	23.4	28.5	70.2	84.0
Other income	0.4	2.0	2.3	7.4
Income before income tax expense	78.6	82.2	188.7	233.7
Income tax expense	1.3	—	3.7	—
Net income	$77.3	$82.2	$185.0	$233.7
Net income allocable to limited partner units	$67.9	$73.5	$158.6	$210.6
Net income per limited partner unit (basic and diluted)	$0.75	$1.03	$1.87	$3.11
Weighted average limited partner units outstanding	90.0	71.7	84.8	67.8

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine months ended September 30,
	2007	2006
	(unaudited; in millions)
Cash provided by operating activities
Net income	$185.0	$233.7
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	121.3	101.5
Derivative fair value losses (gains)	17.4	(53.1)
Inventory market price adjustments	4.5	16.7
Environmental liabilities	(1.8)	(1.6)
Other	(0.2)	5.1
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	42.3	(5.3)
Due from General Partner and affiliates	2.5	9.2
Accrued receivables	116.2	236.8
Inventory	(13.6)	(56.7)
Current and long-term other assets	(5.4)	(3.3)
Due to General Partner and affiliates	39.1	2.0
Accounts payable and other	(5.9)	(16.9)
Accrued purchases	(116.8)	(258.5)
Interest payable	28.9	19.0
Current income tax payable	3.5	—
Property and other taxes payable	1.8	1.3
Settlement of interest rate derivatives	(0.9)	—
Net cash provided by operating activities	417.9	229.9
Cash used in investing activities
Additions to property, plant and equipment	(1,428.4)	(514.3)
Changes in construction payables	56.4	17.4
Asset acquisitions, net of cash acquired	—	(33.3)
Other	(2.0)	0.4
Net cash used in investing activities	(1,374.0)	(529.8)
Cash provided by financing activities
Net proceeds from unit issuances	628.8	509.6
Distributions to partners	(179.5)	(169.8)
Net proceeds from issuances of long-term debt	592.8	—
Net Credit Facility borrowings	120.0	—
Net commercial paper issuances (repayments)	(241.2)	143.9
Affiliate loan repayment	—	(20.0)
Net cash provided by financing activities	920.9	463.7
Net increase (decrease) in cash and cash equivalents	(35.2)	163.8
Cash and cash equivalents at beginning of year	184.6	89.8
Cash and cash equivalents at end of period	$149.4	$253.6

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	September 30, 2007	December 31, 2006
	(unaudited; dollars in millions)
ASSETS
Current assets
Cash and cash equivalents	$149.4	$184.6
Receivables, trade and other, net of allowance for doubtful accounts of $1.8 in 2007 and $2.4 in 2006	104.2	146.7
Due from General Partner and affiliates	28.0	30.5
Accrued receivables	400.3	516.5
Inventory	126.2	117.1
Other current assets	16.3	13.9
	824.4	1,009.3
Property, plant and equipment, net	5,134.7	3,824.9
Other assets, net	31.6	26.1
Goodwill	265.7	265.7
Intangibles, net	97.4	97.8
	$6,353.8	$5,223.8
LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities
Due to General Partner and affiliates	$61.7	$22.6
Accounts payable and other	302.5	211.5
Accrued purchases	413.5	530.3
Interest payable	33.4	11.4
Property and other taxes payable	27.8	18.6
Loans from General Partner and affiliates	143.1	136.2
Current maturities of long-term debt	31.0	31.0
	1,013.0	961.6
Long-term debt	2,541.2	2,066.1
Environmental liabilities	3.0	3.3
Other long-term liabilities	155.5	149.4
	3,712.7	3,180.4
Commitments and contingencies

Partners’ capital
Class A common units (Units issued—55,238,834 in 2007 and 49,938,834 in 2006)	1,360.7	1,141.7
Class B common units (Units issued—3,912,750 in 2007 and 2006)	74.2	67.6
Class C units (Units issued—17,744,717 in 2007 and 11,070,152 in 2006)	863.5	509.8
i-units (Units issued—13,322,496 in 2007 and 12,674,148 in 2006)	507.4	466.3
General Partner	61.5	47.6
Accumulated other comprehensive loss	(226.2)	(189.6)
	2,641.1	2,043.4
	$6,353.8	$5,223.8

NET INCOME PER LIMITED PARTNER UNIT

Net income per limited partner unit is computed by dividing net income, after deduction of Enbridge Energy Company, Inc.’s (the “General Partner”) allocation, by the weighted average number of our limited partner units outstanding. The General Partner’s allocation is equal to an amount based upon its general partner interest, adjusted to reflect an amount equal to its incentive distributions and an amount required to reflect depreciation on the General Partner’s historical cost basis for assets contributed on formation of the Partnership. We have no dilutive securities. Net income per limited partner unit was determined as follows:

	Three months ended September 30,		Nine months ended September 30,
	2007	2006	2007	2006
	(in millions, except per unit amounts)

Net income	$77.3	$82.2	$185.0	$233.7
Allocations to the General Partner:
Net income allocated to the General Partner	(1.5)	(1.7)	(3.7)	(4.7)
Incentive income allocated to the General Partner	(7.9)	(7.0)	(22.6)	(18.3)
Historical cost depreciation adjustments	—	—	(0.1)	(0.1)
	(9.4)	(8.7)	(26.4)	(23.1)

Net income allocable to limited partner units	$67.9	$73.5	$158.6	$210.6
Weighted average limited partner units outstanding	90.0	71.7	84.8	67.8
Net income per limited partner unit (basic and diluted)	$0.75	$1.03	$1.87	$3.11

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments: Liquids, Natural Gas and Marketing.

The following tables present certain financial information about our business segments:

	As of and for the three months ended September 30, 2007
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$138.1	$1,376.0	$790.3	$—	$2,304.4
Less: Intersegment revenue	—	528.7	64.8	—	593.5
Operating revenue	138.1	847.3	725.5	—	1,710.9
Cost of natural gas	—	711.2	719.6	—	1,430.8
Operating and administrative	33.9	68.1	2.3	(0.5)	103.8
Power	29.7	—	—	—	29.7
Depreciation and amortization	16.9	27.7	0.4	—	45.0
Operating income	57.6	40.3	3.2	0.5	101.6
Interest expense	—	—	—	23.4	23.4
Other income	—	—	—	0.4	0.4
Income before income tax expense	57.6	40.3	3.2	(22.5)	78.6
Income tax expense	—	—	—	1.3	1.3
Net income	$57.6	$40.3	$3.2	$(23.8)	$77.3
Capital expenditures (excluding acquisitions)	$354.4	$186.8	$0.1	$(4.4)	$536.9

(1)   Corporate consists of interest expense, interest income and certain other costs such as franchise and income taxes, which are not allocated to our business segments.

	As of and for the three months ended September 30, 2006
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)

Total revenue	$127.2	$1,251.9	$772.4	$—	$2,151.5
Less: Intersegment revenue	—	565.3	53.9	—	619.2
Operating revenue	127.2	686.6	718.5	—	1,532.3
Cost of natural gas	—	568.0	697.9	—	1,265.9
Operating and administrative	36.0	56.9	1.1	1.1	95.1
Power	27.8	—	—	—	27.8
Depreciation and amortization	16.0	18.7	0.1	—	34.8
Operating income	47.4	43.0	19.4	(1.1)	108.7
Interest expense	—	—	—	28.5	28.5
Other income	—	—	—	2.0	2.0
Net income	$47.4	$43.0	$19.4	$(27.6)	$82.2
Capital expenditures (excluding acquisitions)	$50.8	$175.6	$0.9	$1.8	$229.1

(1)   Corporate consists of interest expense, interest income and certain other costs such as franchise and income taxes, which are not allocated to our business segments.

	As of and for the nine months ended September 30, 2007
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$400.3	$4,084.7	$2,634.0	$—	$7,119.0
Less: Intersegment revenue	—	1,767.6	189.1	—	1,956.7
Operating revenue	400.3	2,317.1	2,444.9	—	5,162.3
Cost of natural gas	—	1,966.2	2,424.5	—	4,390.7
Operating and administrative	108.2	190.3	5.8	2.3	306.6
Power	87.1	—	—	—	87.1
Depreciation and amortization	50.0	70.1	1.2	—	121.3
Operating income	155.0	90.5	13.4	(2.3)	256.6
Interest expense	—	—	—	70.2	70.2
Other income	—	—	—	2.3	2.3
Income before income tax expense	155.0	90.5	13.4	(70.2)	188.7
Income tax expense	—	—	—	3.7	3.7
Net income	$155.0	$90.5	$13.4	$(73.9)	$185.0
Total assets	$2,624.1	$3,261.0	$261.6	$207.1	$6,353.8
Capital expenditures (excluding acquisitions)	$847.8	$572.7	$1.6	$6.3	$1,428.4

(1)  Corporate consists of interest expense, interest income and certain other costs such as franchise and income taxes, which are not allocated to our business segments.

	As of and for the nine months ended September 30, 2006
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$374.7	$4,085.1	$2,406.4	$—	$6,866.2
Less: Intersegment revenue	—	1,854.0	166.6	—	2,020.6
Operating revenue	374.7	2,231.1	2,239.8	—	4,845.6
Cost of natural gas	—	1,908.4	2,190.8	—	4,099.2
Operating and administrative	99.7	150.6	3.7	2.3	256.3
Power	78.3	—	—	—	78.3
Depreciation and amortization	47.8	53.2	0.3	0.2	101.5
Operating income	148.9	118.9	45.0	(2.5)	310.3
Interest expense	—	—	—	84.0	84.0
Other income	—	—	—	7.4	7.4
Net income	$148.9	$118.9	$45.0	$(79.1)	$233.7
Total assets	$1,752.4	$2,584.1	$264.6	$237.4	$4,838.5
Capital expenditures (excluding acquisitions)	$101.6	$404.7	$1.8	$6.2	$514.3

(1)  Corporate consists of interest expense, interest income and certain other costs such as franchise and income taxes, which are not allocated to our business segments.